UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	The Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

THE INDONESIA
FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2009

IF-AR-1209

LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We present this Annual Report which covers the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 2009. The Fund's primary objective is to seek long-term capital appreciation by investing in Indonesian companies, with current income as a secondary objective of the Fund.

For the year ended December 31, 2009, the total return to shareholders of the Fund based on the net asset value (NAV) of the Fund was 99.8% versus a 127.63% in the Fund's benchmark, the Morgan Stanley Capital International Indonesia Index. Based on market price, the Fund's shares gained 107.8% during the year, assuming reinvestment of dividends and distributions.

Share Price Performance

The Fund's share price increased 86.3% over the twelve months, from $5.10 on December 31, 2008 to $9.50 on December 31, 2009. The Fund's share price on December 31, 2009 represented a discount of 6.6% to the NAV per share of $10.17 on that date, compared with a discount of 10.2% to the NAV per share of $5.68 on December 31, 2008. As of February 17, 2010, the share price was $9.65, representing a discount of 7.5% to the NAV per share of $10.43.

Change in Legal Entity Name

Since Aberdeen Asset Management Asia Limited ("Aberdeen") now serves as investment manager of the Fund, the Board believes it is appropriate to add "Aberdeen" to the fund's name in order to identify the Fund's manager more clearly and to differentiate the funds in a competitive market with many known brands. Aberdeen is an independent global asset manager, a market leader in global emerging markets, managing approximately US$29.4 billion of assets in emerging market equities and bonds. It should be noted that the Fund's ticker, IF, will remain the same.

Market Review

Indonesian equities rose in December, outperforming the broader regional market as economic data continued to improve across most of Asia. The best-performing sectors included materials and consumer discretionary, while financials and industrials lagged.

Indonesian equities rose in the fourth quarter, closing the year on a high note, as economic data continued to improve across the region. However, confidence in emerging markets was tempered by concerns over the early withdrawal of stimulus measures and the surprising news that state-owned Dubai World would delay bond repayments for the property unit.

For the year, Indonesian stocks reversed the bulk of 2008's losses, leading the region higher as domestically driven markets were perceived to be more resilient than their export driven peers.

Following the transition of investment adviser from Credit Suisse Asset Management in May 2009, Aberdeen completed several transactions to align the Fund with Aberdeen's investment process. This included initiating a position in hardware retailer Ace Hardware Indonesia Tbk and London-exchange-listed Indonesian palm oil plantations company MP Evans Group PLC, along with additions to our position in nickel exploration and mining company International Nickel Indonesia Tbk on relative price weakness. Later in the year, we liquidated the holding in PT Bumi Resources Tbk, a coal mining and oil exploration company.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Outlook

Looking ahead, the new government's strong mandate and the Country's upbeat growth outlook appear to suggest that Indonesia may be entering a phase of stronger and more sustainable growth. Sound fiscal policy, positive balance of payments, declining public and foreign debt ratios, should encourage investment. While inflation may edge higher, it should stay below the long-term level. As such, we expect the easy credit environment to sustain consumption which in turn should continue the economy's expansion, as well as corporate earnings. However, the political backdrop remains complicated with allegations of irregularities in the Bank Century bail-out threatening the position of well respected Finance Minister Sri Mulyani.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction. To request a brochure containing more information on the Plan, together with an enrollment form, please contact the Plan Agent toll free at 1-800-647-0584 (international 1-781-575-3100).

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  E-mailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.aberdeenif.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.us.

Finally included within this report is a postage paid reply card which would register you into the Aberdeen enhanced email service. Following receipt of the completed form, updated investment information relating to the closed end funds would be circulated to your attention.

Yours sincerely,

Christian Pittard
President

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY
DECEMBER 31, 2009 (UNAUDITED)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holding	Sector	Percentage of Net Assets
1.	PT Unilever Indonesia Tbk	Household Products	11.6%
2.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	10.9%
3.	PT Astra International Tbk	Automobiles	10.6%
4.	PT Bank OCBC NISP Tbk	Commercial Banks	9.2%
5.	PT Holcim Indonesia Tbk	Construction Materials	6.7%
6.	PT ACE Hardware Indonesia Tbk	Specialty Retail	5.9%
7.	Oversea-Chinese Banking Corp. Ltd.	Commercial Banks	5.4%
8.	United Overseas Bank Ltd.	Commercial Banks	5.3%
9.	Jardine Cycle & Carriage Ltd.	Distributors	5.1%
10.	PT United Tractors Tbk	Machinery	5.1%

THE INDONESIA FUND, INC.

AVERAGE ANNUAL RETURNS
DECEMBER 31, 2009 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	99.76%	6.08%	17.94%	10.21%
Market Value	107.82%	(2.71)%	16.39%	7.36%

Aberdeen Asset Management Asia Limited may waive fees and/or reimburse expenses, but has made no determination to do so. Without such waivers and/or reimbursed expenses, performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross and net expense ratios are 1.57%.

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-109.0%
INDONESIA-98.3%
AUTOMOBILES-10.6%
PT Astra International Tbk^^	2,432,461	$8,942,687
BEVERAGES-1.4%
PT Multi Bintang Indonesia Tbk	63,000	1,186,908
COMMERCIAL BANKS-13.0%
PT Bank OCBC NISP Tbk†	72,918,960	7,761,465
PT Bank Permata Tbk^^†	36,503,000	3,147,427
		10,908,892
CONSTRUCTION MATERIALS-6.7%
PT Holcim Indonesia Tbk^^†	34,419,000	5,660,591
CONTAINERS & PACKAGING-0.5%
PT Dynaplast Tbk	5,145,000	438,105
DISTRIBUTORS-5.1%
Jardine Cycle & Carriage Ltd.^^	225,000	4,298,651
DIVERSIFIED TELECOMMUNICATION SERVICES-10.9%
PT Telekomunikasi Indonesia Tbk^^	9,207,560	9,165,446
FOOD PRODUCTS-4.6%
MP Evans Group PLC^^	772,842	3,834,362
GAS UTILITIES-5.1%
PT Perusahaan Gas Negara^^	10,356,000	4,279,373
HOUSEHOLD PRODUCTS-11.6%
PT Unilever Indonesia Tbk^^	8,432,000	9,780,160
MACHINERY-5.1%
PT United Tractors Tbk^^	2,624,700	4,298,303

Description	No. of Shares	Value
METALS & MINING-4.8%
PT International Nickel Indonesia Tbk^^	10,350,000	$4,000,318
MULTILINE RETAIL-4.5%
PT Ramayana Lestari Sentosa Tbk^^	57,887,500	3,755,353
PERSONAL PRODUCTS-3.5%
PT Mandom Indonesia Tbk^^	3,384,500	2,938,391
PHARMACEUTICALS-0.4%
PT Merck Tbk	42,000	357,637
SPECIALTY RETAIL-5.9%
PT ACE Hardware Indonesia Tbk^^	30,784,000	4,951,798
TEXTILES, APPAREL & LUXURY GOODS-0.0%
PT Sepatu Bata Tbk	9,500	36,402
TOBACCO-0.7%
PT BAT Indonesia Tbk†	1,177,000	626,397
WIRELESS TELECOMMUNICATION SERVICES-3.9%
PT Indosat Tbk^^	6,500,000	3,234,943
TOTAL INDONESIA (Cost $49,302,048)		82,694,717
SINGAPORE-10.7%
COMMERCIAL BANKS-10.7%
Oversea-Chinese Banking Corp. Ltd.^^	710,370	4,577,107
United Overseas Bank Ltd.^^	320,000	4,457,177
		9,034,284
TOTAL SINGAPORE (Cost $6,956,100)		9,034,284
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $56,258,148)		91,729,001

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2009

Description	Principal Amount (000's)	Value
SHORT-TERM INVESTMENT-2.1%
UNITED KINGDOM-2.1%
Citibank London, overnight deposit, 0.03%, 01/04/10 (Cost $1,747,000)	$1,747	$1,747,000
TOTAL INVESTMENTS-111.1% (Cost $58,005,148) (Notes B, E, G)		93,476,001
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(11.1)%		(9,340,938)
NET ASSETS-100.0%		$84,135,063

†  Non-income producing security.

^^  Security was fair valued as of December 31, 2009. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Note B and H).

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS
Investments, at value (Cost $58,005,148) (Notes B, E, G)	$93,476,001
Cash (including $22,201 of foreign currencies with a cost of $22,110)	23,193
Receivables:
Investments sold	762,788
Dividends	71,248
Prepaid expenses	10,185
Total Assets	94,343,415
LIABILITIES
Payables:
Dividends and distributions (Note B)	9,851,859
Investment advisory fees (Note C)	217,707
Custodian fees	46,060
Audit fees	33,012
Printing fees	15,702
Directors' fees	8,994
Investments purchased	118
Other accrued expenses	34,900
Total Liabilities	10,208,352
NET ASSETS (applicable to 8,271,922 shares of common stock outstanding) (Note D)	$84,135,063
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,271,922 shares issued and outstanding (100,000,000 shares authorized)	$8,272
Paid-in capital	48,216,861
Undistributed net investment income	101,608
Accumulated net realized gain on investments and foreign currency related transactions	333,969
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	35,474,353
Net assets applicable to shares outstanding	$84,135,063
NET ASSET VALUE PER SHARE (based on 8,271,922 shares issued and outstanding)	$10.17
MARKET PRICE PER SHARE	$9.50

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
Income (Note B) :
Dividends	$1,756,666
Interest	1,611
Less: Foreign taxes withheld	(241,274)
Total Investment Income	1,517,003
Expenses:
Investment advisory fees (Note C)	669,369
Custodian fees	101,870
Directors' fees	95,457
Legal fees	45,484
Accounting fees (Note C)	40,474
Audit and tax fees	34,856
Printing fees (Note C)	18,882
Shareholder servicing fees	17,731
Insurance fees	12,194
Stock exchange listing fees	1,145
Miscellaneous fees	24,255
Total Expenses	1,061,717
Net Investment Income	455,286
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	15,095,925
Foreign currency related transactions	(69,858)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note C)	131,786
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	31,418,854
Net realized and unrealized gain on investments and foreign currency related transactions	46,576,707
NET INCREASE IN NET ASSET RESULTING FROM OPERATIONS	$47,031,993

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2009	2008
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$455,286	$778,028
Net realized gain/(loss) on investments and foreign currency related transactions	15,026,067	(2,034,194)
Net increase from payments by affiliates on disposal of investments in violation of restrictions (Note C)	131,786	—
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	31,418,854	(57,760,705)
Net increase/(decrease) in net assets resulting from operations	47,031,993	(59,016,871)
Dividends and distributions to shareholders:
Net investment income	(240,713)	(587,006)
Net realized gain on investments	(9,673,186)	—
Total dividends and distributions to shareholders	(9,913,899)	(587,006)
Capital share transactions:
Issuance of 1,551 and 4,075 shares through the directors compensation plan (Note C)	14,735	29,485
Total capital share transactions	14,735	29,485
Total increase/(decrease) in net assets	37,132,829	(59,574,392)
NET ASSETS
Beginning of year	47,002,234	106,576,626
End of year*	$84,135,063	$47,002,234

*  Includes undistributed net investment income of $101,608 and accumulated net investment loss of $(58,496), respectively.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Fiscal Years Ended December 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$5.68	$12.89	$9.66	$6.00	$5.08
Net investment income/(loss)	0.06 #	0.09 #	0.03 #	0.05	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	5.63 §#	(7.23)	3.22	3.66	0.90
Net increase/(decrease) in net assets resulting from operations	5.69	(7.14)	3.25	3.71	0.92
Dividends and distributions to shareholders:
Net investment income	(0.03)	(0.07)	(0.02)	(0.05)	0.00 †
Net realized gain on investments and foreign currency related transactions	(1.17)	—	—	—	—
Total dividends and distributions to shareholders	(1.20)	(0.07)	(0.02)	(0.05)	0.00 †
Net asset value, end of year	$10.17	$5.68	$12.89	$9.66	$6.00
Market value, end of year	$9.50	$5.10	$12.01	$11.70	$5.76
Total investment return (a)	107.82%	(56.94)%	2.89%	104.14%	13.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$84,135	$47,002	$106,577	$79,844	$49,576
Ratio of expenses to average net assets	1.57%	1.62%	1.55%	1.65%	1.81%
Ratio of net investment income/(loss) to average net assets	0.67%	0.95%	0.29%	0.67%	0.42%
Portfolio turnover rate	88.34%	33.05%	20.25%	23.93%	67.87%

#  Based on average shares outstanding.

§  The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced the amount by $0.02 (Note C).

†  Amount is less than a $0.01.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE A. ORGANIZATION

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Valuation Time is as of the close of regular trading of the "Exchange" (usually 4:00 pm Eastern Time). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments.

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

Investments, at value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of 12/31/2009
Automobiles	$—	$8,942,687	$—	$8,942,687
Beverages	1,186,908	—	—	1,186,908
Commercial Banks	7,761,465	12,181,711	—	19,943,176
Construction Materials	—	5,660,591	—	5,660,591
Containers & Packaging	438,105	—	—	438,105
Distributors	—	4,298,651	—	4,298,651
Diversified Telecommunication Services	—	9,165,446	—	9,165,446
Food Products	—	3,834,362	—	3,834,362
Gas Utilities	—	4,279,373	—	4,279,373
Household Products	—	9,780,160	—	9,780,160
Machinery	—	4,298,303	—	4,298,303
Metals & Mining	—	4,000,318	—	4,000,318
Multiline Retail	—	3,755,353	—	3,755,353
Personal Products	—	2,938,391	—	2,938,391
Pharmaceuticals	357,637	—	—	357,637

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

Investments, at value	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of 12/31/2009
Specialty Retail	$—	$4,951,798	$—	$4,951,798
Textiles, Apparel & Luxury Goods	36,402	—	—	36,402
Tobacco	626,397	—	—	626,397
Wireless Telecommunication Services	—	3,234,943	—	3,234,943
Short-Term Investments	—	1,747,000	—	1,747,000
Total	$10,406,914	$83,069,087	$—	$93,476,001

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

Income received by the Fund from sources within Indonesia and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to the provisions of ASC 740 Income Taxes ("ASC 740"). The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior four fiscal years remain subject to examination by the Internal Revenue Services.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE C. AGREEMENTS

Effective May 1, 2009, Aberdeen Asset Management Asia Limited ("AAMAL") serves as the Fund's investment adviser with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMAL receives as compensation after the end of each calendar quarter, a fee for the previous quarter computed monthly at an annual rate of 1.00% of the first $50 million of the Fund's average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the period May 1, 2009 to December 31, 2009, AAMAL earned $520,760 for advisory services.

AAMAL reimbursed the Fund $131,786 as a result of a trading error in May 2009.

Prior to May 1, 2009, Credit Suisse Asset Management, LLC ("Credit Suisse LLC") served as the Fund's investment adviser. For the period ended April 30, 2009, Credit Suisse LLC earned $148,609 for advisory services.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd.") served as the Fund's sub-investment adviser until April 30, 2009. For the period through April 30, 2009, Credit Suisse Ltd. earned $133,748 for sub-investment advisory services paid for by the adviser out of the advisory fee.

Brown Brothers Harriman & Co. ("BBH & Co.") serves as the Fund's administrator. For the year ended December 31, 2009, BBH & Co. earned $40,474 for administrative and fund accounting services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse LLC, the previous investment adviser, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2009, Merrill was paid $18,882 for its services to the Fund.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares. During the year ended December 31, 2009, 1,551 shares were issued and an additional 1,554 shares were purchased pursuant to the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of December 31, 2009 the Fund had 8,271,922 shares outstanding.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than short-term investments, were $59,812,368 and $57,091,421, respectively.

NOTE F. CREDIT FACILITY

Prior to May 1, 2009, the Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participated in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with State Street Bank and Trust Company for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds paid an aggregate commitment fee on the average unused amount of the Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. This arrangement for this Fund ceased effective July 1, 2009.

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

On November 13, 2009, the Fund entered into a credit facility along with other Funds advised by Aberdeen (The Chile Fund, The Emerging Markets Telecommunications Fund, The First Israel Fund, and The Latin America Equity Fund, collectively, the "Funds"). The Funds agreed to a $10 million committed revolving credit facility with Brown Brothers Harriman & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds will pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds will pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the year ended December 31, 2009, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

For the year ended December 31, 2009 the Fund paid $240,713 in distributions, classified as ordinary income and $9,673,186 in distributions, classified as long-term capital gains. For the year ended December 31, 2008 the Fund paid $587,006 in distributions, classified as ordinary income.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales. At December 31, 2009, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$485,157
Undistributed long-term capital gains	131,160
Unrealized appreciation	35,293,613
Total distributable earnings	$35,909,930

During the year ended December 31, 2009, the Fund utilized capital loss carry forwards of $1,323,579.

At December 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $58,185,888, $36,382,369, $(1,092,256) and $35,290,113, respectively.

At December 31, 2009, the Fund reclassified $54,469 from undistributed net investment income to accumulated net realized gain on investments and foreign currency related transactions. These permanent differences are due to differing book/tax treatments of foreign currency transactions. Net assets were not affected by these reclassifications.

NOTE H. SELF-TENDER POLICY

Self-Tender Policy: In April 2009, the Board authorized a tender offer to purchase 10% of the Fund's outstanding common shares at a price of 98% of the Fund's net asset value on the date the tender offer expires, provided the common shares of the Fund have traded at a volume weighted average discount to net asset value of greater than 10% during a 90-day measurement period. The measurement period was commenced in August 2009 through October 31, 2009. As of October 31, 2009 the volume weighted average discount to net asset value was under 10%, and therefore a tender offer was not initiated.

NOTE I. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2009

the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE J. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued Accounting Standard Codification 105-10, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162" ("ASC 105-10, formerly "SFAS 168"). ASC 105-10 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards Codification" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and the financial statements and notes to financial statements have been updated to reflect how the Funds' reference GAAP.

NOTE K. SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC 855 "Subsequent Events", management has evaluated the possibility of subsequent events existing in the Fund's financial statements through March 1, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 1, 2010

TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2009, the Fund designates approximately $1,638,069, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for reduced tax rates. The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2009, was $241,274. The amount of foreign source income was $1,748,922. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2009.

During the year ended December 31, 2009, the Fund declared $9,673,186 in dividends that were designated as long-term capital gains dividends.

PORTFOLIO MANAGER INFORMATION (UNAUDITED)

Effective May, 1 2009, the Fund is managed by the Aberdeen Asia Pacific Equity Team. The Asia Pacific Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Hugh Young, Global Head of Equity

Hugh set up AAMAL's office in 1992 as Aberdeen's Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL's parent company, Aberdeen PLC. Hugh has over 25 years' experience in investment management and has managed Aberdeen's Asian assets since 1985. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Peter Hames, Head of Asian Pacific Equity Team

Peter has principal responsibility for day-to-day management of all Asian regional portfolios. He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region. Peter joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity division, co-founding AAMAL's office in 1992. Previously, Peter worked for the Guinness family as an investment manager specializing in overseas investment. Prior to that, Peter worked for National Westminster Bank. Peter graduated with a BA in Economics and Accounting from Bristol University.

Peter Taylor, Investment Manager and Head of Corporate Governance on the Asian Pacific Equity Team

Peter joined Aberdeen in 2007 from the International Finance Corporation, where he worked on corporate governance and capital markets development for seven years from their Washington DC and Hong Kong offices. Peter graduated with a BA in Philosophy, Politics and Economics from Oxford University and an MA in International Economics and International Relations from The Johns Hopkins University, Washington DC. Peter is a CFA Charterholder.

Christopher Wong, CFA®, Investment Manager

Christopher is an investment manager on the Asian Pacific Equity Team. Chris joined Aberdeen in 2001 in the Private Equity Unit. Previously, Chris worked for Andersen Corporate Finance as an associate director advising

PORTFOLIO MANAGER INFORMATION (UNAUDITED) (CONTINUED)

clients on mergers and acquisitions in South East Asia. Chris graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.

Andrew Gillan, Investment Manager

Andrew Gillan is an investment manager on the Asia Pacific Equity team. Andrew joined Aberdeen as a graduate trainee on the UK equity desk, via the acquisition of Glasgow-based Murray Johnstone International Ltd. in 2000, before moving to Singapore and his current role in 2001. Andrew graduated with an MA in French and European History from the University of Edinburgh.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $120,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 (subject to change) for each sale and brokerage commissions of $0.03 per share.

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Indonesia Fund, Inc.
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1941)	Chairman of the Board of Directors, Nominating and Audit Committee Member	Since 2000; Chairman since 2005; current term ends at the 2012 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	5	Director of Epoch Holding Corporation (an investment management and advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company); Director of Starcomms PLC; Director of Credit Suisse Funds; Director of Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Bond Yield Fund

James J. Cattano 999 Vanderbilt Beach Road - Suite 200 Naples, FL 34108 (1943)	Director, Audit Committee Chairman and Nominating Committee Member	Since 2007; current term ends at the 2010 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	5	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, PA 19103 (1943)	Director, Nominating Committee Chairman and Audit Committee Member	Since 2000; current term ends at the 2011 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1976; Lecturer at Yale Law School (2009-Present) and Harvard Law School (2007 to Present); Adjunct Professor at University of Pennsylvania School of Law (1990-Present)	4	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors—(continued)

Steven N. Rappaport c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1948)	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	5	Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. (a digital imaging technologies company); Director of Credit Suisse Funds; Director of Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund

* Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., The Chile Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and the Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1973)	President	Since July 2009	Currently, Group Head of Product Development, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (from June 2005 to December 2008) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (from August 2005 to August 2006); Managing Director of Aberdeen Asset Management (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (from 2000 to May 2005).

Vincent McDevitt Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1966)	Chief Compliance Officer	Since July 2009	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Megan Kennedy Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President and Secretary	Since July 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1969)	Treasurer and Chief Financial Officer	Since July 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

William Baltrus Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1967)	Vice President	Since July 2009	Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	Vice President	Since July 2009	Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers—(continued)

Joanne Irvine Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1968)	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1972)	Vice President	Since July 2009	Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	Vice President	Since July 2009	Currently, Head of Legal US, Vice President and Secretary of Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Lucia Sitar Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1971)	Vice President	Since July 2009	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronan Stevens & Young LIP (law firm) (2000-2007).

Tim Sullivan Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1961)	Vice President	Since July 2009	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Hugh Young Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1958)	Vice President	Since July 2009	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991. Mr. Young also served as Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and Director of Aberdeen Asset Management Asia Limited since 2000.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

Christian Pittard	President

Vincent McDevitt	Chief Compliance Officer

Megan Kennedy	Vice President and Secretary

Andrea Melia	Treasurer and Chief Financial Officer

William Baltrus	Vice President

Alan Goodson	Vice President

Joanne Irvine	Vice President

Devan Kaloo	Vice President

Jennifer Nichols	Vice President

Lucia Sitar	Vice President

Tim Sullivan	Vice President

Hugh Young	Vice President

INVESTMENT ADVISER

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

The common shares of The Indonesia Fund, Inc. are traded on the NYSE Amex Equities exchange, under the symbol "IF". Information about the Fund's net asset value and market price is available at www.aberdeenif.com.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

IF-AR-1209

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included as Exhibit 12(a)(1).

(b)	For the purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:
1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3)	Compliance with applicable governmental laws, rules and regulations;
4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
5)	Accountability for adherence to the code.

(c)
During the period covered by the report, there were no material changes to the Code of Ethics referred to in 2(a) and (b) above. Effective June 24, 2009, the Code of Ethics was amended to make certain administrative changes. A copy of the amendments is included in Exhibit 12(a)(1).

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Exhibit 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free 866-839-5205.

Item 3. Audit Committee Financial Expert.

The Board of the Directors of the Registrant has designated Enrique R. Arzac and Steven N. Rappaport as Audit Committee Financial Experts. Mr. Arzac and Mr. Rappaport are both considered by the Board to be independent directors as interpreted under this Item  3.

Item 4. Principal Accountant Fees and Services.

  (a) through (d). Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit Related Fees	(c) [2] Tax Fees	(d) All Other Fees
December 31, 2009 [3]	$29,200	$3,300	$3,700	Nil
December 31, 2008	$36,350	$3,400	$2,630	Nil

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,400 in 2008 and $3,300 in 2009).

(2) Services include tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(3) Effective May 1, 2009, Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment adviser with respect to all investments.  The Board of Directors approved the continuation of the engagement with the principal accountant prior to AAMAL assuming advisory services.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures

(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to AAMAL and any entity controlling, controlled by, or under common control with the investment adviser provided ongoing services to the Registrant (“Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than AAMAL or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, AAMAL and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP (“PwC”) for non-audit services rendered to the Registrant, Credit Suisse Asset Management, LLC (the investment adviser prior to July 1, 2009) (“Credit Suisse”)and any Covered Service Providers for the fiscal years ended December 31, 2008 was $27.68 million. The aggregate fees billed by PwC for non-audit services rendered to the Registrant, AAMAL (the investment adviser effective May 1, 2009) and any Covered Service Providers for the fiscal year ended December 31, 2009 was $1,552,000.

(h)
The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of nonaudit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

 Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal ended December 31, 2009, the audit committee members were:

Enrique R. Arzac
James J. Cattano
Lawrence J. Fox
Steven N. Rappaport

(b) Not applicable

 Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors approved the proxy voting policies of the Investment Adviser in June 2009.

Each of the proxy voting policies of the Registrant and Investment Adviser are included in Exhibit A and B, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)
(1)	The information in the table below is as of March 8, 2010. (as of filing date)

The Registrant is managed by a team of financial professionals who are jointly and primarily responsible for the day-to-day management of the Registrant

Individual & Position	Services Rendered	Past Business Experience
Hugh Young, Global Head of Equity	Responsible for overseeing Asian and Australian equities portfolio management.
Mr. Young has over 25 years’ experience in investment management and has managed Aberdeen’s Asian assets since 1985. Set up AAMAL’s office in 1992 as Aberdeen’s Asia-Pacific headquarters. He is also head of equities globally and a member of the executive committee responsible for day-to-day running of AAMAL’s parent company, Aberdeen PLC. Before joining Aberdeen, his career included posts at Fidelity International and MGM Assurance. He graduated with a BA in Politics from Exeter University.

Peter Hames, Head of Asian Equities	Heads up management of Asia-Pacific equities portfolios.
Joined Aberdeen in 1990 as a European investment manager and then transferred to the Asian equity desk, co-founding AAMAL’s office in 1992. Principally responsible for day-to-day management of all Asian regional portfolios. He has oversight of a team of nine on Asian ex-Japan equities, with a further 14 investment managers who provide local market input, as well as running specialist country portfolios from offices across the region. Previously, Peter worked for the Guinness family as an investment manager specializing in overseas investment. Prior to that, Peter worked for National Westminster Bank. Peter graduated with a BA in Economics and Accounting from Bristol University.

Peter Taylor, Investment manager and Head of Corporate Governance on the Asian Equities Desk	Investment Manager and Head of Corporate Governance on the Asian equities desk.
Joined Aberdeen in 2007 from the International Finance Corporation, where he worked on corporate governance and capital markets development for seven years from their Washington DC and Hong Kong offices.  Graduated with a BA in Philosophy, Politics and Economics from Oxford University and an MA in International Economics and International Relations from The Johns Hopkins University, Washington DC. He is also a CFA Charterholder.

Andrew Gillan, Investment Manager	Investment Manager on the Asian equities team.
Joined Aberdeen as a graduate trainee on the UK equity desk, via the acquisition of Glasgow-based  Murray Johnston in 2000, before moving to Singapore and his current role in 2001, serving as an investment manager on the Asia Pacific (ex Japan) equity team. Graduated with an MA in French and European History from the University of Edinburgh.

Christopher Wong, CFA®, Investment Manager	Investment Manager on the Asian equities Team.
Joined Aberdeen in 2001 in the Private Equity Unit. An investment manager on the Asian equities team he previously, worked for Andersen Corporate Finance as an associate director advising clients on mergers and acquisitions in South East Asia. Graduated with a BA in Accounting and Finance from Heriot-Watt University, Edinburgh.

(2) The information in the following table is as of December 31, 2009.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)
Hugh Young	15	2,487.37	64	27,822.68	138	32,559.77
Peter Hames	15	2,487.37	64	27,822.68	138	32,559.77
Peter Taylor	15	2,487.37	64	27,822.68	138	32,559.77
Andrew Gillian	15	2,487.37	64	27,822.68	138	32,559.77
Christopher Wong	15	2,487.37	64	27,822.68	138	32,559.77

Total Assets are as of December 31, 2009 and have been translated into U.S. dollars at a rate of £1.00 = $1.6149.

It is possible that conflicts of interest may arise in connection with the portfolio managers� management of the Registrant’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Registrant and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Registrant and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Registrant. AAMAL has adopted policies and procedures that are designed to minimize the effects of these conflicts. Additionally, portfolio managers’ personal trading is monitored to avoid further potential conflicts.

A potential conflict of interest also may arise as a result of another account managed by the same portfolio manager being compensated by Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. There are 11 accounts (all other accounts) (with assets under management totaling approximately $3.1 million) with respect to which part of the advisory fee is based on the performance of the account. However, the investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the portfolio manager (and consequently, the Investment Adviser) and the interest of the Registrant.

(3)  The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of December 31, 2009.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary.  The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus.  The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each Fund’s performance is judged against the benchmark (for the Registrant – Morgan Stanley Capital International Indonesia Index) as established in the relevant Fund’s most recent shareholder report.   Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-term trading is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives. As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure.  The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however.  The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits.  It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)
(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2009
Hugh Young	0
Peter Hames	0
Peter Taylor	0
Andrew Gillian	0
Christopher Wong	0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

During  the period ended December 31, 2009, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specific by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Indonesia Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of The Indonesia Fund, Inc.

Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian Pittard
Christian Pittard,
President of The Indonesia Fund, Inc.

Date: March 8, 2010

By: /s/ Andrea Melia
Andrea Melia,
Treasurer of The Indonesia Fund, Inc.

Date: March 8, 2010

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies